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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 17, 2002


                        COMMISSION FILE NUMBER 000-27548


                          LIGHTPATH TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE                                          86-0708398
    (State or other jurisdiction of                           (I.R.S. Employer
     incorporation or organization)                          Identification No.)


            3819 OSUNA, NE                                         87109
        ALBUQUERQUE, NEW MEXICO                                  (ZIP CODE)
(Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (505) 342-1100

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                          LIGHTPATH TECHNOLOGIES, INC.
                                    FORM 8-K

ITEM 7. EXHIBITS.

     Exhibit        Description
     -------        -----------
       99.1         Press release dated July 17, 2002, announcing the conference call on August 1, 2002.

ITEM 9. REGULATION FD DISCLOSURE

     The information in this report is being furnished pursuant to Regulation FD. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

     On July 17, 2002, LightPath Technologies, Inc. a Delaware corporation (the "Company"), issued a press release announcing, that the Company intends to release fourth quarter and fiscal year 2002 financial results, and to hold a publicly accessible conference call, on August 1, 2002. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.


                                        LIGHTPATH TECHNOLOGIES, INC.


                                        By: /s/ Donna Bogue        July 17, 2002
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                                            DONNA BOGUE
                                            CFO AND TREASURER